UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 23, 2001

                         CAPITAL AUTO RECEIVABLES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   333-06039          38-3082892
-------------------------------    -----------      ------------------
(State or other jurisdiction of     Commission       (I.R.S. Employer
incorporation or organization)      FileNumber       Identification
                                                     No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                      19801
---------------------------------------               ----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   302-658-7581
                                                     ------------

Items 1-6.      Not Applicable.

Item 7.         Financial Statements and Exhibits.

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits

     4.1 Indenture between Capital Auto Receivables Asset Trust 2001-1 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of January 17, 2001.

     4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Bankers Trust (Delaware), as Owner Trustee, dated as of January 17, 2001.

     99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2001-1, as the Issuer, dated as of January 17, 2001.

     99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture.

     99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of January 17 2001.


     99.4 Schedule to the Master Agreement between Capital Auto Receivables Asset Trust 2001-1 and Merrill Lynch Capital Services, Inc., dated as of January 9, 2001.


     99.5-1  Letter  Agreement  to  confirm  terms  and  conditions  of the Swap
          Transaction between Merrill Lynch Capital Services, Inc. and Capital Auto Receivables Asset Trust 2001-1 Re: Class A-4 Notes, dated as of January 9, 2001.


     99.5-2  Letter  Agreement  to  confirm  terms  and  conditions  of the Swap
          Transaction between Merrill Lynch Capital Services, Inc. and Capital Auto Receivables Asset Trust 2001-1 Re: Class A-5 Notes, dated as of January 9, 2001.


     99.5-3  Letter  Agreement  to  confirm  terms  and  conditions  of the Swap
          Transaction between Merrill Lynch Capital Services, Inc. and Capital Auto Receivables Asset Trust 2001-1 Re: VPRN's, dated as of January 9, 2001.


     99.6 Triparty   Contingent   Assignment   Agreement   among   Capital  Auto
          Receivables Asset Trust 2001-1, General Motors Acceptance Corporation and Merrill Lynch Capital Services, dated as of January 17, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CAPITAL AUTO RECEIVABLES, INC.
                                   --------------------------------------
                                                        (Registrant)

                                   /s/  WILLIAM F. MUIR
                                   --------------------------------------
Dated:  January 23, 2001           William F. Muir, Chairman of the Board
        -----------------




                                   /s/  JOHN D. FINNEGAN
                                   --------------------------------------
Dated:  January 23, 2001           John D. Finnegan, President and Director
        -----------------

                                  EXHIBIT INDEX

Exhibit             Description
-------             -----------


     4.1 Indenture between Capital Auto Receivables Asset Trust 2001-1 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of January 17, 2001.

     4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Bankers Trust (Delaware), as Owner Trustee, dated as of January 17, 2001.

     99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2001-1, as the Issuer, dated as of January 17, 2001.

     99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture.

     99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of January 17 2001.


     99.5 Schedule to the Master Agreement between Capital Auto Receivables Asset Trust 2001-1 and Merrill Lynch Capital Services, Inc., dated as of January 9, 2001.


     99.5-1  Letter  Agreement  to  confirm  terms  and  conditions  of the Swap
          Transaction between Merrill Lynch Capital Services, Inc. and Capital Auto Receivables Asset Trust 2001-1 Re: Class A-4 Notes, dated as of January 9, 2001.


     99.5-2  Letter  Agreement  to  confirm  terms  and  conditions  of the Swap
          Transaction between Merrill Lynch Capital Services, Inc. and Capital Auto Receivables Asset Trust 2001-1 Re: Class A-5 Notes, dated as of January 9, 2001.


     99.5-3  Letter  Agreement  to  confirm  terms  and  conditions  of the Swap
          Transaction between Merrill Lynch Capital Services, Inc. and Capital Auto Receivables Asset Trust 2001-1 Re: VPRN's, dated as of January 9, 2001.


     99.6 Triparty   Contingent   Assignment   Agreement   among   Capital  Auto
          Receivables Asset Trust 2001-1, General Motors Acceptance Corporation and Merrill Lynch Capital Services, dated as of January 17, 2001.